Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. First Quarter 2023 Financial Results and Business Update May 8 , 2023 © 2023 Theravance Biopharma. All rights reserved.

Forward-Looking Statements

This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the "Company") intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Examples of such statements include statements relating to: the Company's repurchase of its ordinary shares by way of an open market share repurchase program, the impact of recent headcount reductions in connection with focusing investments in research, the Company's governance policies and plans, the Company's expectations regarding its allocation of resources and maintenance of expenditures, the Company's goals, designs, strategies, plans and objectives, future YUPELRI sales, the ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, and contingent payments due to the Company from the sale of the Company's TRELEGY ELLIPTA royalty interests to Royalty Pharma. These statements are based on the current estimates and assumptions of the management of the Company as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company's product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company's recent restructuring actions on its employees, partners and others, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company's shares, and general economic and market conditions.

Other risks affecting the Company are in the Company's Form 10-K filed with the SEC on March 1, 2023, and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

Theravance Biopharma provides a non-GAAP profitability target and a non-GAAP metric in this presentation. Theravance Biopharma believes that the non-GAAP profitability target and non-GAAP net loss from operations provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position. Because non-GAAP financial targets and metrics, such as non-GAAP profitability and non-GAAP net loss from operations, are not standardized, it may not be possible to compare these measures with other companies' non-GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma's non-GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the company's actual GAAP results and other targets.

Theravance Biopharma
Medicines That Make a Difference
2

Introduction and Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer Agenda 3

2023 Targets

YUPELRI® revefenacin inhalation solution

- **Continue YUPELRI Net Sales growth** by executing on targeted strategies to capture sizeable niche market
- Complete **PIFR-2 study** and provide top-line results in 2H'23

Ampreloxetine

- **Initiate Phase 3 CYPRESS trial** in MSA patients with symptomatic nOH in Q1'23
- Submit **orphan drug designation** request in early 2023

Financial

- **Expanded Capital Return Program to $325M**, and expect to complete by end of 2023
- **Generate Non-GAAP[1] Profit** in 2H'23
- **$50M potential milestone** for TRELEGY Net Sales of ~$2.86B[2]

Theravance Biopharma
Medicines That Make a Difference

1. Non-GAAP profit is expected to consist of GAAP income before taxes less share-based compensation expense and non-cash interest expense. See the section titled "Non-GAAP Financial Measure" for more information. 2. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in royalty payments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion. MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; PIFR, peak inspiratory flow rate.

4

‣ Total YUPELRI reported net sales reach $47.0M up 8% Y/Y 1 ‣ Retail new patient starts and total prescriptions up 61% and 29% Y/Y, accelerating from Q4 ‣ YUPELRI market shares again reac h new h ighs ‣ On track to complete PIFR - 2 study and provide top - line results in 2H’23 ‣ Continue YUPELRI Net Sales growth by executing on targeted strategies to capture sizeable niche market ‣ Complete PIFR - 2 study and provide top - line results in 2H’23 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance Biopharma). PIFR, peak inspiratory flow rate. Progress Against 2023 YUPELRI ® Targets Strong Demand Growth in Both Hospital and Community Settings Progress Target 5

MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension . Progress Against 2023 Ampreloxetine Targets Milestones Achieved with CYPRESS Study ‣ Initiate Phase 3 CYPRESS trial in MSA patients with symptomatic nOH in Q1’23 ‣ Submit orphan drug designation request in early 2023 Target ‣ Initiated Phase 3 CYPRESS trial in MSA patients with symptomatic nOH in Q1’23 ‣ Submitted orphan drug designation request in early 2023 ‣ Anticipate completing CYPRESS enrollment in 2H‘24 Progress 6

1. Non - GAAP profit is expected to consist of GAAP income before taxes less share - based compensation expense and non - cash interes t expense. See the section titled "Non - GAAP Financial Measure" for more information. 2. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in roya lty payments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion. Target ‣ Expanded Capital Return Program to $325M , and expect to complete by end of 2023 ‣ Generate Non - GAAP 1 Profit in 2H’23 ‣ $50M potential milestone for TRELEGY Net Sales of ~$2.86B 2 Progress ‣ On track for 2023 completion; $87M completed YTD through 4/30/23, with $110M remaining ‣ Remain on track to generate Non - GAAP 1 Profit in 2H’23 ‣ $567M TRELEGY Net Sales in Q1’23 Progress Against 2023 Financial Targets Substantial Progress Made on Buyback Program 7

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share)

97,770 107,790 113,220 137,760 158,550 K 20 K 40 K 60 K 80 K 100 K 120 K 140 K 160 K 180 K Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 $43.7 $49.1 $53.4 $55.7 $47.0 0 10 20 30 40 50 60 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 YUPELRI ® | Growing Net Sales and Hospital Volume 9 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance Biopharma). Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 3/31/2023. YUPELRI Hospital Doses Hospital doses sold increased 62% Q1’23 vs. Q1’22 Total YUPELRI Net Sales ($M) Net sales increased 8% Q1’23 vs. Q1’22 1 22% rolling 4 - quarter growth through Q1’23 52% rolling 4 - quarter growth through Q1’23

YUPELRI ® Hospital and Community Share Trends 10 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 3/31/2023. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through Jan’23 ǂRetail TRx Volume - Symphony Health METYS Prescription Dashboard through 3/31/2023. 6.6% 6.6% 7.6% 7.6% 8.6% 9.5% 10.8% 11.3% 11.6% 13.3% 12.5% 15.0% 0% 5% 10% 15% 20% 25% 30% Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Hospital LA - NEB Market Share* YUPELRI LA-NEB Market Share TRx volume represents retail only which is typically 33% of Retail + DME Reported DME volume, while lagged, typically follows Retail volume trends 16.3% 17.4% 18.7% 19.7% 21.4% 22.5% 23.2% 24.1% 25.3% 26.4% 27.1% 27.7% 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% 30% Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Retail TRx Volume ǂ Community LA - NEB Market Share † Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol, formoterol Hospital LA - NEB Market Share Community LA - NEB Market Share with TRx

Continued Record - High Retail New Patient Starts 61% Y/Y and 23% Q/Q growth; Key Driver of Future Brand Performance 11 1. Retail data serves as a proxy for the total community (Retail + DME) Source: Symphony Health METYS Prescription Dashboard through 3/31/2023 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2021-Q1 2021-Q2 2021-Q3 2021-Q4 2022-Q1 2022-Q2 2022-Q3 2022-Q4 2023-Q1 Retail New to Product TRx YUPELRI ® Retail New to Product TRx Trends 1 +13% - 6% +10% +0% +11% +5% +23% +12% +8%

Development YUPELRI PIFR - 2 Top - line results anticipated H2 ‘23 CYPRESS (ampreloxetine) Last patient enrolled anticipated H2 ‘24

PIFR - 1 Experience Informed PIFR - 2 Design Chronic Obstr Pulm Dis . 2019; 6(4): 321 – 331. Note: The ns shown are the numbers in the analysis set or subset. Evaluable ns are 90 (Tio) and 89 (Rev) for the ITT analysis an d 70 (Tio) and 70 (Rev) for the subset analysis. FEV1, forced expiratory volume in one second; FVC, forced vital capacity; IC, inspiratory capacity; ITT, intent - to - treat; LS, le ast squares; PIFR, peak inspiratory flow rate; REV, revefenacin ; SE, standard error; TIO, tiotropium. P = 0.4461 LS Difference (SE) = 17.0 (22.3) LS Mean Change From Baseline (mL) ITT: GOLD 2/3/4 PIFR < 60 L/min P =0.0248 LS Difference (SE) = 49.1 (21.6) GOLD 3/4 40.9 57.9 0 10 20 30 40 50 60 70 80 90 100 Trough FEV1 TIO 18 μ g (n=104) REV 175 μg (n=102) 23.2 72.3 0 10 20 30 40 50 60 70 80 90 100 Trough FEV1 TIO 18 μ g (n=81) REV 175 μg (n=80) 13

YUPELRI®:
Phase 4 Randomized, Double-Blind, Parallel-Group Study (PIFR-2)


YUPELRI
SPIRIVA® via HH*
Run-in
Randomization
1:1
Results
Once-daily treatment: 12 weeks

Sample size

- N = Up to 488
- Top-line results 2H'23

Endpoints

- **Primary:** Change from baseline in trough FEV_1 (Day 85)
- **Key secondary:** Trough overall treatment effect on FEV_1

Phase 4, Randomized, Double-Blind, Parallel-Group Study in Adults With Severe-to-Very-Severe COPD and Suboptimal Inspiratory Flow Rate.
*Dry powder inhaler (Spiriva® HandiHaler®).
FEV_1, forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
14

Ampreloxetine Investigational once - daily norepinephrine reuptake inhibitor For symptomatic neurogenic orthostatic hypotension ( nOH ) in multiple system atrophy (MSA) patients

16 MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension. Our CYPRESS Study is Now Recruiting

Ampreloxetine: Designed to Reduce Symptoms in MSA


NE Release
Systolic Blood Pressure
Untreated nOH
AXON TERMINAL
NE
NET
DENDRITE
Vasodilation
↓ Blood pressure
Normal
Syncope
+ Ampreloxetine
NET
Ampreloxetine
Vasoconstriction
↑ Blood pressure
Normal
Reduction in syncope
✓ Potentiates endogenous norepinephrine[1]
✓ Increases blood pressure[2]
✓ Leads to durable effectiveness[2]

Palma JA, Kaufmann H. Mov Disord Clin Pract 2017;4:298-308.
1. Data from MSA patients reported after 4 weeks of ampreloxetine administration in study 0169.
2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170.
MSA, multiple system atrophy; NE, norepinephrine; NET, norepinephrine transporters; nOH, neurogenic orthostatic hypotension.

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Medicines That Make a Difference
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18 Effective Treatment Requires Intact Peripheral Nerves REFERENCES: Fanciulli A, Wenning GK. Multiple - system atrophy. N Engl J Med. 2015;372(3):249 - 263. Jordan J, Shibao C, Biaggioni I. Multiple system atrophy: using clinical pharmacology to reveal pathophysiology. Clin Auton Res . 2015;25(1):53 - 59. MSA, multiple system atrophy.

Increased Norepinephrine, Prevented Blood Pressure Drop and Symptoms Worsening in MSA 1, 2 19 1. Data from MSA patients. Error bars represent SE. * p < 0.05 comparison to baseline reported after 4 weeks of ampreloxetine administration in study 0169. 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. BP, blood pressure; DHPG, dyhydroxyphenylglycol ; LS, least - squares; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; SE, standard error; SEM, standard error of mean. Placebo Ampreloxetine 0.0 0.5 1.0 1.5 2.0 G e o m e t r i c M e a n R a t i o C h a n g e f r o m B a s e l i n e Mechanism of Action 1 3 min Standing BP Response 2 * * +57% - 0.03 p=0.0056 LS Mean Change in OHSA Composite (SEM) Worsening +1.54 Symptoms OHSA Composite 2 0.0 - 0.5 0.5 1.0 1.5 2.0 2.5 - 40 - 20 0 20 40 60 Worsening - 12.4 +6.1 Mean Change, mmHg (SE) Placebo Ampreloxetine Norepinephrine DHPG

Study 0170 OHQ Questionnaire Scores LS Mean (95% CI) OHSA Symptoms composite score - 1.6 ( - 2.7, - 0.5) Dizziness - 1.5 ( - 3.2, 0.2) Vision - 1.7 ( - 3.2, - 0.3) Weakness - 0.7 ( - 2.3, 0.9) Fatigue - 1.5 ( - 3.1, 0.1) Trouble concentrating - 1.8 ( - 3.3, - 0.4) Head/neck discomfort - 2.2 ( - 3.7, - 0.7) OHDAS Daily activities composite score - 0.8 ( - 2.1, 0.4) Standing short time - 2.0 ( - 3.6, - 0.4) Standing long time - 0.3 ( - 1.8, 1.2) Walking short time - 0.7 ( - 2.4, 1.0) Walking long time 0.4 ( - 1.2, 2.1) OHQ composite score - 1.2 ( - 2.3, - 0.2) The Unique Benefits of Ampreloxetine Treatment 20 Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. 2. NORTHERA ® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 3. ProAmatine ® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017. CI, confidence interval; MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessmen t. Supine hypertension with droxidopa and midodrine 2,3 Absence of a signal would be a differentiator: • Available to patients with supine hypertension • Can be taken anytime of day/night • Potential to be combined with other drugs Differentiated safety profile Unique efficacy and durability MSA patients may have difficulty swallowing : • Once - daily dosing, single 10mg tablet • Low dosing frequency improves compliance • Decreases caregiver burden Patient - friendly dosing Improvement in activities of daily living that require w alking and standing for a short time 1 which could favorably impact caregiver burden Clinically meaningful and durable effectiveness well beyond 2 weeks First - in - class therapy effective in treating a constellation of cardinal symptoms in MSA patients: -4 -2 0 2 4 Favors ampreloxetine Favors placebo

Offering Hope to MSA Patients with Symptomatic nOH

Study 0197 (CYPRESS): Phase 3 randomized withdrawal study in patients with MSA
Primary endpoint: change in OHSA composite score



Streamlined operational infrastructure
Optimized country/site selection
Aligned with FDA
Q1'23 Entry
Open-Label
Ampreloxetine 10 mg
Once-daily treatment: 12 weeks
Randomization 1:1
Double-blind RWD
Ampreloxetine 10 mg
Placebo
Once-daily treatment: 8 weeks
Results
n~100
To be enrolled
n~60
Completers

Theravance Biopharma
Medicines That Make a Difference

Enrichment Strategies for Clinical Trials to Support Determination of Effectiveness of Human Drugs and Biological Products Guidance for Industry
https://www.fda.gov/media/121320/download
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; RWD, randomized withdrawal design.

21

New Era in Treating MSA Symptoms: Product Positioning

MSA Prevalence	Prevalence of nOH in MSA Patients	Addressable Patient Population
~50K MSA patients in U.S.[1] (considered orphan disease)	**70%-90%** of MSA patients experience **nOH** symptoms[2]	**35K – 45K** MSA patients with nOH symptoms

Current Treatment Landscape / Unique Treatment Profile

	Droxidopa[3]	Midodrine[4]	Ampreloxetine
Indication	Symptomatic nOH	OH	Symptomatic nOH associated with **MSA**
Efficacy / Durability	OHSA#1; clinical effectiveness >2 weeks not established	Increase in systolic blood pressure 1 min after standing	**OHSA composite**; clinically meaningful and durable response **>20 weeks**
Dosing	3x daily, titration to effect	3x daily	**Once-daily**
Safety	**Black box warning** for supine hypertension		**No signal for supine hypertension**

Theravance Biopharma
Medicines That Make a Difference

Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. 1. UCSD Neurological Institute (25K-75K, with ~10K new cases per year); NIH National Institute of Neurological Disorders and Stroke (15K-50K). 2. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 4. ProAmatine® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment.

22

Financial Update

First Quarter 2023 Financials 24 1. Amounts include share - based compensation. 2. Non - GAAP net loss from continuing operations consists of [GAAP net loss before taxes excluding share - based compensation expen se and non - cash interest expense]; see reconciliation on Slide 25 and the section titled "Non - GAAP Financial Measure“ on Slide 2 for more information. ($, in thousands) Revenue: Viatris collaboration agreement $ 10,411 $ 10,687 Collaboration revenue 6 9 Licensing revenue - 2,500 Total revenue 10,417 13,196 Costs and expenses: Research and development (1) 14,572 23,253 Selling, general and administrative (1) 19,183 17,842 Restructuring and related expenses (1) 1,574 9,324 Total costs and expenses 35,329 50,419 Loss from continuing operations (before tax and other income & expense) (24,912) (37,223) Income from discontinued operations (before tax) - 14,313 Share-based compensation expense: Research and development 2,441 4,530 Selling, general and administrative 4,223 5,498 Restructuring and related expenses 357 4,517 Total share-based compensation expense 7,021 14,545 Operating expense excl. share-based compensation and one-time expenses: R&D operating expense (excl. share-based comp and restructuring exp.) 12,131 18,723 SG&A operating expense (excl. share-based comp and restructuring exp.) 14,960 12,344 Total operating expenses excl. share-based compensation and one-time expenses 27,092 31,067 Non-GAAP net loss from continuing operations (2) (14,912) (25,190) Three Months Ended March 31, 2023 2022 (Unaudited)

First Quarter 2023 Financials (Cont’d) 25 GAAP Net Loss from Continuing Operations $ (22,088) $ (40,259) Adjustments: Share-based compensation expense 7,021 14,545 Non-cash interest expense 550 - Income tax expense (benefit) (395) 524 Non-GAAP Net Loss from Continuing Operations $ (14,912) $ (25,190) Non-GAAP Net Loss per Share from Continuing Operations Net loss - basic and diluted $ (0.24) $ (0.33) Shares used to compute per share calculations - basic and diluted 62,934 75,247 (Unaudited) Reconciliation of GAAP to Non-GAAP Net Income from Continuing Operations (In thousands, except per share data) Three Months Ended March 31, 2023 2022 See the section titled "Non - GAAP Financial Measure" on Slide 2 for more information.

Q1 2023 Financial Highlights Significant Capital Returns from a Position of Strength 26 1. Non - GAAP loss from continuing operations consists of GAAP loss before taxes excluding share - based compensation expense and no n - cash interest expense; see reconciliation on Slide 25 and the section titled "Non - GAAP Financial Measure“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable securities. SBC, Share - Based Compensation. Metric Q1 ‘23 (M) Q1 ’22 (M) Note VIATRIS Collaboration Revenue $10.4 $10.7 SG&A and R&D Expense, ex - SBC & One - time Items $27.1 $31.1 Share - Based Compensation $6.7 $10.0 • Excluding restructuring expenses Non - GAAP Loss from Continuing Operations 1 ($14.9) ($25.2) Cash and Cash Equivalents 2 (as of quarter - end) $260.0 $147.5 • $55M of share buybacks in Q1’23 Debt (as of quarter - end) $0.0 $621.5 Shares Outstanding (as of quarter - end) 60.5 76.1 • ~5.2M shares repurchased in Q1’23

x ~$95M: Purchased GSK's equity stake in Theravance (Sep’22) and completed Dutch auction tender offer (Nov’22) x ~$33M completed in Dec’22 x ~$55M completed in 2023, through 3/31/23 x ~$87M completed in 2023, through 4/30/23 $325 Million Capital Return Program On Track to Complete Program by Year - End 27 Complete ($95M) Open Market Share Buybacks Complete ($120M) As of 3/31/23: $183M complete; $142M remaining As of 4/30/23: $215M complete; $110M remaining

2023 Financial Guidance Expected to Generate Non - GAAP 1 Profit in 2H 2023 28 1. Non - GAAP profit is expected to consist of GAAP income before taxes less share - based compensation expense and non - cash interes t expense; see the section titled "Non - GAAP Financial Measure" for more information. • 2023 OPEX Guidance Range: • R&D: $35M - $45M • SG&A: $45M - $55M • Guidance Excludes: • Non - cash share - based compensation • One - time severance and termination costs associated with 2023 headcount reduction: • Incurred $1.6M in Q1’23 • No further severance and termination costs expected • Share - Based Compensation: • Expected to decline materially in 2023 vs. 2022 • Q1’23 down 34% year - over - year, excluding restructuring costs, and 52%, including restructuring

Theravance Biopharma: Positioned for Value Creation MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension. Ampreloxetine for nOH new era in treating MSA symptoms Substantial opportunity for further growth Potential to offer a unique, first in class treatment benefit Retained future value of TRELEGY in milestones and certain outer year royalties Retained Value Positioned to create value from a foundation of financial strength Three distinct drivers of value over the near, mid, and long - term 29

Rick E Winningham Chairman and Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Q&A Session

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . 31 OATP, organic anion transporting polypeptide.

About YUPELRI® (revefenacin) Inhalation Solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

Theravance Biopharma
Medicines That Make a Difference
32

Appendix

Patent Protection Into Late 2030s 34 COPD, Chronic obstructive pulmonary disease ; nOH , neurogenic orthostatic hypotension; PTE, patent term extensions. Compound Invention Granted / Pending Application Estimated Patent Expiry YUPELRI ® / revefenacin Composition of Matter Granted US 2028 (once PTE awarded) Polymorph Granted US 2030 - 2031 Method for the maintenance treatment of COPD patients Granted US 2039 Ampreloxetine Composition of Matter Granted US 2030 (plus PTE of up to 5 years) Method of Treating nOH Granted US 2037

35 Viatris Collaboration Agreement Revenue Theravance Entitled to Share of US profits (65% to Viatris; 35% to Theravance) 1. Any reimbursement from Viatris attributed to the 65% cost - sharing of our R&D expenses is characterized as a reduction of R&D expense. 2. Amount included as a receivable on the balance sheet as “Receivables from collaborative arrangements”. Viatris Collaboration Agreement Revenue Cash amount receivable from Viatris 1,2 Payment of shared Viatris expenses (35%) Reimbursement of shared Theravance expenses (65%) 35% of YUPELRI ® Net Sales Collaboration Revenue, in any given period can fluctuate by the absolute and relative expenses incurred by Viatris and Theravance, in addition to the Net Sales generated in the period

Q1’23 Net Sales of $ 567M | FY 2022 Net Sales of $2.1B 4 Outer - Year Royalties 3 return in 2029: TRELEGY ELLIPTA Milestones and Royalties GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy 36 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 10 0% of TRELEGY ELLIPTA royalties. 3. 85 % of TRELEGY ELLIPTA royalties return to Theravance Biopharma beginning July 1, ್ 2029 ್ for sales ex - U.S., and January 1, ್ 2031 ್ for sales within the U.S.; U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. 4. Source: GSK - reported Net Sales in USD FF, Fluticasone Furoate; UMEC, Umeclidinium; VI, Vilanterol. Mid - Term Value Long - Term Value • Ex - US royalties return Jul. 1, ௗ 2029 • US royalties return after Jan. 1, ௗ 2031 • Paid directly from Roy alty Pharma Up to $250M of Sales - based milestones 1,2 between 2023 – 2026: GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

TRELEGY ELLIPTA Theravance Biopharma and Royalty Pharma Deal Summary • Upfront: $1.1B (Received) • Milestones: Up to $250M 37 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. Ampreloxetine (Unsecured Royalty) • Outer Year Royalty (“OYR”): 85% of royalties for TRELEGY ELLIPTA return to Theravance Biopharma: – On and after January 1, ௗ 2031 ௗ for U.S. sales 3 – On and after July 1, ௗ 2029 ௗ for ex - U.S. sales 3 • Upfront payment: $25M (Received) • 1st Regulatory approval milestone: $15M – Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain • Future royalties paid to Royalty Pharma: – 2.5% on annual global net sales up to $500M – 4.5% on annual global net sales > $500M

Substantial Opportunity for Further YUPELRI® Growth

Once-Daily Nebulized LAMA COPD treatment represents a sizeable niche market

Estimated 2021 YUPELRI Patient Funnel (US)



~16M COPD Diagnosed[1]
2% Annual Growth Rate[2]
~13M Drug Treated[2]
~81% of COPD Diagnosed (up to 83% by 2029)
~10M on Maintenance Therapy[3]
~80% of Drug Treated
~50–70K Patients on YUPELRI
<1% of Maintenance Therapy

Patent No 11,484,531, methods of treating COPD, expiring in 2039, is now listed in the *Approved Drug Products with Therapeutic Equivalence Evaluations*

- COPD is **under-diagnosed**[1]
- COPD patients with or without symptoms may be treated with rescue and/or maintenance therapies
- Estimated patient counts from volume using average 'days of therapy' assumptions vary considerably across DME and retail channels

Growth opportunities within numerous patient segments

YUPELRI may be appropriate for COPD patients, including but not limited to:

- **Moderate-to-very-severe COPD** (73–92%[4]); once-daily LAMAs are first-line therapy for moderate-to-very severe COPD patients
- Patients with **suboptimal PIFR** (19–78% of COPD patients[5])
- Patients with **cognitive or dexterity challenges**
  - ~36% of COPD patients present episodes of cognitive impairment; ~33% of elderly patients have inadequate hand strength for inhalers[6]
- Patients inappropriately using **short-acting nebulized treatment as maintenance** therapy
- Patients **transitioning from hospital to home care** after being stabilized on nebulized treatment during hospitalization

Theravance Biopharma
Medicines That Make a Difference

1. American Lung Association.
2. Clarivate COPD Disease Landscape & Forecast US 2021.
3. Revefenacin COPD Joint Venture Research 2016.
4. Safka KA, et al. Chronic Obstr Pulm Dis 2017.
5. Mahler DA, et al. Chronic Obstr Pulm Dis 2019.
6. Armitage JM, Williams SJ Inhaler technique in the elderly. Age Ageing 1988 17:275-278.

COPD, chronic obstructive pulmonary disease; DME, durable medical equipment; LAMA, long-acting muscarinic antagonist; PIFR, peak inspiratory flow rate.

38

Offering Hope to MSA Patients with Symptomatic nOH

AMERICAN AUTONOMIC SOCIETY

33rd International Symposium on the Autonomic Nervous System
November 2–5, 2022: Sheraton Maui, Hawaii

Platform Presentations, Session 1, November 2, 2022

Biaggioni I, et al. Abstract 34 / Virtual Poster 106
A phase 3, 22-week, multi-center, randomized withdrawal study of ampreloxetine in treating symptomatic nOH

Kaufmann H, et al. Abstract 33 / Virtual Poster 117
Blood pressure and pharmacodynamic response of ampreloxetine, a norepinephrine reuptake inhibitor, in patients with symptomatic nOH

Freeman R, et al. Abstract 30 / Virtual Poster 4
Longitudinal analysis of ampreloxetine for the treatment of symptomatic nOH in subset of patients with MSA

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

Theravance Biopharma
Medicines That Make a Difference
39

Shift Toward Broad Symptomatic Improvement for MSA Patients

"Old" Ampreloxetine Program


PD
PAF
MSA

"Dizziness" based indication for short-term effectiveness


Study 0169: 4 weeks
Randomized, double-blind, placebo controlled, parallel group
All patients who complete 0169 may enroll into 0170
+ de novo
SEQUOIA
Study 0170*: 22 weeks
Randomized 16-week open label, 6-week randomized, double-blind, placebo-controlled withdrawal
All patients who complete 0170 may enroll into 0171
REDWOOD

"New" MSA-focused Ampreloxetine Program


CYPRESS
An ampreloxetine study for nOH in MSA patients

MSA

In study 0170, ampreloxetine **prevented blood pressure drop and symptoms worsening in MSA**[1]

Support from the scientific and medical community with 3 scientific presentations presented at the American Autonomic Society meeting[2]

Aligned with FDA on new Phase 3 study for approval with OHSA composite as primary endpoint

Constellation of symptoms-based indication

Study 0170 OHQ Questionnaire Scores

		LS Mean (95% CI)
OHSA	Symptom composite score	-1.6 (-2.7, -0.5)
	Dizziness	-1.5 (-3.2, 0.2)
	Vision	-1.7 (-3.2, -0.3)
	Weakness	-0.7 (-2.3, 0.9)
	Fatigue	-1.5 (-3.1, 0.1)
	Trouble concentrating	-1.8 (-3.3, -0.4)
	Head/neck discomfort	-2.2 (-3.7, -0.7)
OHDAS	Daily activities composite score	-0.8 (-2.1, 0.4)
	Standing short time	-2.0 (-3.6, -0.4)
	Standing long time	-0.3 (-1.8, 1.2)
	Walking short time	-0.7 (-2.4, 1.0)
	Walking long time	0.4 (-1.2, 2.1)
OHQ composite score		-1.2 (-2.3, -0.2)


-4
-2
0
2
4
Favors ampreloxetine
Favors placebo

Durable effectiveness


OHSA Composite Score Mean (95% CI)
0169 4-week double-blind
0170 16-week open label period
0170 6-week RW period
Placebo
Ampreloxetine
Ampreloxetine OL
Week
BL
Placebo, n= 33 33 33 31 31 20 19 20 18
Ampreloxetine, n= 34 33 33 33 32 64 60 51 44 42 20 17 19 20

1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170.
2. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.

MSA, Multiple System Atrophy; nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment; PAF, Pure Autonomic Failure; PD, Parkinson's Disease.

Theravance Biopharma
Medicines That Make a Difference
40

2022: A Year of Transformation

YUPELRI® revefenacin inhalation solution

- **Three consecutive quarters** of all-time high Net Sales and Profit in Q2-Q4
- **Continued community market share growth** every quarter since launch
- **53% Y/Y growth in hospital volume**, a key driver of overall brand performance[1]
- **Initiated** PIFR-2 study

Ampreloxetine

- In study 0170, **prevented blood pressure drop and symptoms worsening in MSA**[2]
- **Aligned with FDA on new Phase 3 study for NDA filing** with OHSA composite score as primary endpoint
- **Three scientific platform presentations** at American Autonomic Society meeting[3]
- **Secured up to $40 million** from Royalty Pharma for funding ampreloxetine development; $25M to fund majority of new P3 study

Financial

- **Sold TRELEGY ELLIPTA royalty interests for $1.1B upfront**, while retaining value through milestones and certain outer-year royalties
- **Eliminated all debt, ~$650 million**
- **Completed financial restructuring**
- **Initiated $250 million capital return program**, of which ~62% was completed as of February 27, 2023

1. Year-to-date through Q4'22; 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170; 3. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.
MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
41